Exhibit 10(tt)

           SECOND AMENDMENT TO REIMBURSEMENT AND SECURITY AGREEMENTS


          THIS SECOND AMENDMENT TO REIMBURSEMENTI AND SECURITY AGREEMENTS, dated January 26, 2001 (this "Amendment"), is made by and between Culp, Inc., a North Carolina corporation ("Company"), and Wachovia Bank, N.A., a national banking association (the "Bank"). This Amendment amends the Reimbursement Agreements defined below. All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Reimbursement Agreements.

                                     RECITALS

          A. The Company and the Bank are parties to seven separate Reimbursement and Security Agreements (as amended by that First Amendment thereto dated as of November 14, 2000, collectively, the "Reimbursement Agreements"), each dated as of April 1, 1997 (except for item (vii) which is dated as of July 1, 1997), with respect to (i) $3,377,000 original principal amount Chesterfield County South Carolina Industrial Revenue Bonds (Series 1988); (ii) $6,000,000 original principal amount Chesterfield County, South Carolina Industrial Revenue Bonds (Series 1996); (iii) $6,580,000 original principal amount Anderson County, South Carolina Industrial Revenue Bonds (Series 1993); (iv) $4,500,000 original principal amount Guilford County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Series 1989); (v) $7,900,000 original principal amount Alamance County Industrial Facilities and Pollution Control Financing Authority Industrial Revenue Refunding Bonds (Series A and B); (vi) $3,500,000 original principal amount Luzerne County Industrial Development Revenue Bonds (Series 1996); and (vii) $8,500,000 original principal amount Robeson County Industrial Facilities and Pollution Control Financing Authority Industrial Development Revenue Bonds (Series 1997).

          B. The Company has requested in connection with Section 8.1(f) of the Reimbursement Agreements that the Bank consent to that certain Fifth Amendment (the "Fifth Amendment") executed and delivered simultaneously herewith with respect to that certain Credit Agreement, dated April 23, 1997, between the Company, and the Bank has so agreed, subject to the terms and conditions set forth in this Amendment.

                             STATEMENT OF AGREEMENT

          NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Bank hereby agree as follows:

                                     CONSENT

     1.1 Consent to Fifth Amendment. The Bank hereby consents to the execution and delivery of the Fifth Amendment and agrees that by virtue of the amendments set forth in the Fifth Amendment no Event of Default has occurred under Section 8.1(f) of the Reimbursement Agreements with respect to the provisions amended in such Fifth Amendment.

                                   AMENDMENTS

     Each Reimbursement Agreement is hereby amended as follows:

     2.1 Amendment of Definition of Fee Percentage. The definition of "Fee Percentage" contained in Section-1.1 of each Reimbursement Agreement is hereby deleted in its entirety and is replaced with the following:

     "Fee Percentage" means the percentage determined on each applicable Payment Date by reference to the table set forth below and the Debt/EBITDA Ratio for the quarterly or annual period ending immediately prior to such Payment Date:

             Debt/EBITDA Ratio                 Fee Percentage
             <=3.00 to 1.00                              2.50%

             >3.00 to 1.00 but                           3.00%
             <=3.50 to 1.00

             >3.50 to 1.00 but                           3.50%
             <=4.00 to 1.00

             >4.00 to 1.00 but                           4.00%
             <=4.50 to 1.00

             >4.50 to 1.00                               4.25%


     2.3 References to "Credit Agreement". The Company hereby agrees that references to the "Credit Agreement" in each of the Reimbursement Agreements shall include the Credit Agreement as in effect immediately prior to any termination or replacement thereof, as if such termination or replacement had not occurred, and for the purposes of Section 8.1(f) of each Reimbursement Agreement the Credit Agreement shall be deemed to have survived such termination or replacement, the Credit Agreement being incorporated herein by reference.

     2.4 Effect of Amendment. The Company hereby reaffirms and ratifies all of its Reimbursement Obligations under each of the Reimbursement Agreements. Except as expressly amended hereby, each such document shall continue in full force and effect in accordance with the provisions thereof on the date hereof. This Amendment is intended to supplement each Reimbursement Agreement, and is not intended to be and shall not be construed as a substitution or novation of the original indebtedness evidenced by the Reimbursement Agreements, which shall remain in full force and effect; and this Agreement does not extinguish the outstanding indebtedness evidenced by the Reimbursement Agreements.

                         REPRESENTATIONS AND WARRANTIES

     The Company hereby represents and warrants that:

     3.1  Authorization.   The  execution,  performance  and  delivery  of  this
Amendment are within the corporate powers of the Company and have been duly authorized by all necessary corporate action of the Company and this Amendment has been validly executed and delivered by the Company

     3.2 Compliance with Reimbursement Agreements. The Company is in compliance with all terms and provisions set forth in the Reimbursement Agreements to be observed or performed by it, and no Event of Default, nor any event that upon notice, lapse of time, or both, would constitute an Event of Default, has occurred and is continuing.

                                      GENERAL

     4.1 Full Force and Effect. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of the Reimbursement Agreements except as expressly stated herein. Except as expressly amended hereby, the Reimbursement Agreements shall remain in full force and effect in accordance with the provisions thereof on the date hereof.

     4.2 Applicable Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the internal laws and judicial decisions of the State of North Carolina.

     4.3 Expenses and Fees. The Company agrees to pay all out-of-pocket expenses incurred by the Bank in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorney's fees.

     4.4 Headings. The headings contained in this Amendment are for the purpose of reference only and shall not affect the construction hereof.

     4.5. Collateral Security. The Company agrees on or before March 23, 2001, to (a) execute and deliver in favor of the Bank a security agreement whereby the Company grants the Bank a first priority and only security interest in and to the Company's accounts receivable and general intangibles to secure the Company's Reimbursement Obligations under the Reimbursement Agreements described in clauses (i), (v) and (vii) in paragraph A of the Recitals to this Amendment (the "Secured Reimbursement Obligations") and whereby the Company agrees that it may not voluntarily prepay the bonds with respect to the Secured Reimbursement Obligations until all other bonds that are not secured are prepaid, along with UCC financing statements reasonably requested by the Banks in connection therewith (the Company agreeing to reimburse the Bank for any recording fees, taxes and other expenses incurred in connection with the perfection of the
Bank's security interest); (b) an opinion of counsel for the Company, substantially in the form of opinions previously delivered to the Bank and opining (i) that, as of the date of execution and delivery of such security agreement, the Reimbursement Agreements as amended and such security agreement do not conflict with any material agreement to which the Company is a party, including, without limitation, that certain Note Purchase Agreement dated as of March 4, 1998, (ii) as to the perfection of the security interests created by such security agreement, and (iii) as to such additional matters relating to the transactions contemplated hereby as the Bank may reasonably request; (c) a certificate signed by a principal financial officer of the Company, to the effect that (i) no Default or Event of Default has occurred and is continuing on the date of such security agreement, and (ii) the representations and warranties of the Company contained in the Reimbursement Agreements are true on and as of such date; (d) a certificate of the Company, signed by the Secretary or an Assistant Secretary of the Company certifying as to the names, true signatures and incumbency of the officer or officers of the Company authorized to execute and deliver this Amendment and such security agreement and UCC financing statements, and certified copies of the following items: (i) the Company's Certificate of Incorporation, (ii) the Company's Bylaws, (iii) a certificate of the Secretary of State of the State of North Carolina as to the existence of the Company as a North Carolina corporation, and (iv) the action taken by the Board of Directors of the Company authorizing the Company's execution, delivery and performance of this Amendment, the security agreement and such UCC financing statements; and (e) to take such further actions as the Bank shall reasonably request in connection therewith. The failure of the Company to perform its obligations under this Section 4.5, time being of the essence, shall constitute an Event of Default under the Reimbursement Agreements.

     4.6 Conditions  Precedent.  This Amendment shall become effective only upon
(i) execution and delivery of this Amendment by each of the parties hereto,  and
(ii) payment to the Bank of a fully-earned and non-refundable amendment fee equal to $135,000.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed in their corporate names by their duly authorized corporate officers as of the date first above written.

                                    CULP, INC.


                                    By:   _________________________________
                                    Name: _________________________________
                                    Title:_________________________________

                                    WACHOVIA BANK, N.A.


                                    By:   _________________________________
                                    Name: _________________________________
                                    Title:_________________________________